                                                                     EXHIBIT 4.1

NUMBER                                                                    SHARES


SPECIMEN                                                                SPECIMEN

                                             SEE REVERSE FOR CERTAIN DEFINITIONS
COMMON STOCK                 [GRAPHIC]                         CUSIP 88554L 10 8


                         [LOGO] THREE-FIVE SYSTEMS, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


THIS CERTIFIES THAT

                                    SPECIMEN

IS THE OWNER OF

            FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK,
                          PAR VALUE $.01 PER SHARE, OF


  Three-Five Systems, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, on surrender of this certificate properly endorsed.
       This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the
         Corporation and the facsimile signatures of its duly authorized officers.

                              CERTIFICATE OF STOCK

Dated:

--------------------------                        ------------------------------
                 Secretary                                     President and CEO


                            [THREE-FIVE SYSTEMS, INC.
                                  INCORPORATED
                                      1990
                                    DELAWARE
                                      SEAL]


COUNTERSIGNED AND REGISTERED:
THE BANK OF NEW YORK
(NEW YORK) TRANSFER AGENT
AND REGISTRAR

BY
  ------------------------------------------
      AUTHORIZED SIGNATURE

                            THREE-FIVE SYSTEMS, INC.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM      -  as tenants in common                              UNIF GIFT MIN ACT-
     TEN ENT      -  as tenants by the entireties                                         ---------------------------------------
     JT TEN       -  as joint tenants with right of                                              (Cust)            (Minor)
                     survivorship and not as tenants                                            under Uniform Gifts to Minors
                     in common
                                                                                     Act
                                                                                          -----------------------------
                                                                                                       (State)


     Additional abbreviations may also be used though not in the above list.

For Value Received, ___________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------


--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                       Shares
-----------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
-----------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     ------------

                                       X
                                        ----------------------------------------

                                       -----------------------------------------
                                       NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT
                                       MUST CORRESPOND WITH THE NAME AS WRITTEN
                                       UPON THE FACE OF THE CERTIFICATE IN EVERY
                                       PARTICULAR, WITHOUT ALTERATION OR
                                       ENLARGEMENT OR ANY CHANGE WHATEVER


         Signature(s) Guaranteed

By:
   -----------------------------------------------------------------------------
     The signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations
     and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.

         This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between Three-Five Systems, Inc. (the "Company") and The Bank of New York, as Rights Agent, dated as of April 26, 2001 and as amended from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights owned by or transferred to any Person who is or becomes an Acquiring Person (as defined in the Rights Agreement) and certain transferees thereof will become null and void and will no longer be transferable.